UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2016

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On August 8, 2016, HealthWarehouse.com, Inc. (the "Company") announced that it intends to hire an investment banking firm to explore all strategic options to maximize shareholder value, including a strategic partnership with a larger, well-capitalized entity or sale of the Company.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is included herewith.

Exhibit Number	Description

99.1	Press Release dated August 8, 2016 announcing the Company's intention to hire an investment banking firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: August 8, 2016	By:/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer